                                                                Exhibit 10.38

                            AMENDMENT OF OFFICE LEASE
                            -------------------------

     THIS AMENDMENT TO OFFICE LEASE (the "Amendment") is made and entered into as of January 5, 2000 by and between ALZA Corporation, a Delaware corporation ("Landlord"), and Chemdex Corporation, a Delaware corporation ("Tenant").

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties to that certain Office Lease dated as of August 13, 1999 (the "Lease"), pursuant to which Tenant leased from Landlord certain premises located at 1500 and 1550 Plymouth Street in Mountain View, California (the "Premises").

     B. An incorrect legal description was inadvertently attached to the Lease as Exhibit A and the parties now wish to correct such legal description.
   ---------

     NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. The parties acknowledge that the legal description of the real property on which the Premises is located which was attached to the Lease as Exhibit A
                                                                    ---------
(the "Original Legal Description") was an incorrect description.

     2. The parties hereby delete the Original Legal Description in its entirety and substitute the legal description attached hereto as Exhibit A and
                                                                 ---------
incorporated herein by this reference (the "New Legal Description") in place of the Original Legal description. From and after the date hereof, all reference in the Lease to Exhibit A shall be deemed to refer to the New Legal Description.
             ---------

     3. Unless expressly set forth herein, all other terms and conditions of the Lease shall remain unchanged and in full force and effect. In the event of any conflict between this Amendment and the Lease, the terms of this Amendment shall control.

     IN WITNESS WHEREOF the parties have executed this AMENDMENT TO OFFICE LEASE as off the date first set forth above.

LANDLORD:                                  TENANT:
ALZA CORPORATION,                          CHEMDEX CORPORATION,
a Delaware corporation                     a Delaware corporation

By:                                        By: illegible signature
   -------------------------                  -------------------------

Its:                                       Its: V.P.
    ------------------------                   ------------------------

By:                                        By:
   -------------------------                  -------------------------

Its:                                       Its:
    ------------------------                   ------------------------

                                   EXHIBIT A
                                   ---------
                          DESCRIPTION OF REAL PROPERTY
                          ----------------------------


    All that certain real property situated in the City of Mountain View, County of Santa Clara, State of California, described as follows:

     Parcel A as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on January 1, 1987, in Book 570 of Maps, Pages 32 and 33.


APN: 116-10-095

[LOGO]
            DUDNICK
            DETWILER
            RIVIN&
            STIKKER LLP

                                January 5, 2000
                                                                         1624-04

VIA FACSIMILE (650) 462-1010
----------------------------

Lance H. Anderson, Esq.
Miller, Starr & Regalia
545 Middlefield Road, #200
Menlo Park, CA 94025

     RE:  Lease between ALZA Corporation and Chemdex Corporation
          1500 and 1550 Plymouth Street, Mountain View, California
          --------------------------------------------------------

Dear Lance:

     Enclosed is a short Amendment To Office Lease which corrects the incorrect legal description originally attached to the above-referenced Lease. Theresa Wilks had sent you this Lease Amendment in late October 1999.

     Please call to let me know if the Amendment is satisfactory to Chemdex. We will then circulate execution originals.

     My kindest regards.

                                Very truly yours,

                                /s/ Kendall Patton

                                S. Kendall Patton

SKP:lg
Enclosure
cc:  Jim Simpson (w/encl.)

[LOGO]      545 MIDDLEFIELD ROAD
            SUITE 200
            MENLO PARK, CALIFORNIA 94025
            FACSIMILE (650) 462-1010
            TELEPHONE (650) 463-7800


                          FAX TRANSMISSION COVER SHEET

                                January 6, 2000

TO:   Steve Draper                                  FACSIMILE:   (650) 813-0304
      Chemdex                                       TELEPHONE:   (650) 567-8900

FROM: Lance H. Anderson

RE:   Lease between ALZA Corporation and Chemdex Corporation

COMMENTS:   Steve: I am enclosing another copy of the proposed Lease Amendment correcting the legal description attached as Exhibit A to the Plymouth Street Lease. Presumably, the legal description Kendall has attached is correct but it would require a preliminary report to be sure. Please let me know how you wish to proceed. Thanks.

            Lance

            Total Number of Pages (including this page)  3



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